                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                   Neuro Line Partners, L.P.

Address:                                201 Main Street, Suite 1900
                                        Fort Worth, TX 76102

Date of Event Requiring Statement:      06/19/2020

Name:                                   Bratton Capital Management, L.P.

Address:                                201 Main Street, Suite 1900
                                        Fort Worth, TX 76102

Date of Event Requiring Statement:      06/19/2020

Name:                                   Bratton Capital, Inc.

Address:                                201 Main Street, Suite 1900
                                        Fort Worth, TX 76102

Date of Event Requiring Statement:      06/19/2020